SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
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              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
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                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

           On March 17, 2004 Hancock Holding Company issued a press release announcing that Hancock had acquired approximately $40.0 million of performing loans from FDIC.  A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated March 17, 2004, headed "Hancock Holding
                             Company acquires loans in Florida acquisition"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
March 17, 2004                       Carl J. Chaney, CFO, Hancock Holding Company
                                     Telephone:  228.669.0982
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                           Hancock Holding Company acquires loans in Florida acquisition

     GULFPORT,  MS (March 17, 2004) - Hancock  Holding  Company  (NASDAQ:  HBHC)  announced  today that Hancock has acquired  approximately $40.0 million of performing loans from the Federal Deposit Insurance  Corporation (FDIC) in the  recently  announced  acquisition  of  all  deposit  liabilities  of  the  former  Guaranty  National  Bank  of
Tallahassee, FL.

     In  addition  to the $40  million  of  performing  loans,  Hancock  acquired  approximately  $1.7  million  of investment  securities  and $13.5  million of federal  funds  (short-term  securities)  at fair market  value.  The previously  announced  premium of $13.6  million,  or 20% of the  acquired  deposits,  remains  unchanged.  Hancock
Holding Company - the parent company of Hancock Bank  Mississippi,  Hancock Bank of Louisiana,  and Hancock Bank of
Florida - has assets of $4.3 billion.

     The Office of the Comptroller of the Currency  closed all locations of Guaranty  National Bank of Tallahassee,
FL at 5 p.m.  (EST) on Friday,  March 12, 2004.  All five  locations  reopened on Monday,  March 15,  2004,  as new
Hancock Bank of Florida branches.

     Founded on October 9, 1899, Hancock Bank ranks among the top 4.6 percent of America's  financial  institutions for  financial  strength and  stability,  according to Veribanc,  Inc.,  and has received a  BauerFinancial,  Inc., five-star  superior  rating (the  highest  rating  possible)  for the past 36  consecutive  quarters.  Hancock Bank operates more than 100 full service offices and 140 automated  teller  machines in South  Mississippi and Louisiana
as  well  as  subsidiaries  Hancock  Investment  Services,   Inc.,  Hancock  Insurance  Agency,   Hancock  Mortgage
Corporation,  Magna Insurance Company, and Harrison Finance Company.  Additional corporate  information and on-line banking and bill pay services are available at www.hancockbank.com.

    "SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
    Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides a safe  harbor for such disclosure,  which protects the companies from unwarranted  litigation if actual results are different from management  expectations.  This release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  Company performance, and  financial  results.  These  forward-looking  statements  are  subject  to  a  number  of  factors  and uncertainties  which could cause the Company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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